EXHIBIT 10.21.1
FIRST AMENDMENT TO OFFICE LEASE AGREEMENT
     THIS FIRST AMENDMENT TO OFFICE LEASE AGREEMENT (this “Amendment”) is entered into between 2525 WEST END, LLC, a Delaware limited liability company (“Landlord”), and CUMBERLAND PHARMACEUTICALS INC., a Tennessee corporation (“Tenant”), with reference to the following:
     A. Nashville Hines Development, LLC (predecessor-in-interest to Landlord) and Tenant entered into that certain Office Lease Agreement dated September 10, 2005 (the “Lease”) currently covering approximately 6,341 RSF on the ninth (9th) floor (the “Original Premises”) of 2525 West End Avenue, Nashville, Tennessee (the “Building”).
     B. Landlord and Tenant now desire to amend the Lease as set forth below. Unless otherwise expressly provided in this Amendment, capitalized terms used in this Amendment shall have the same meanings as in the Lease.
     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, the parties agree as follows:
1. First Expansion Space. Landlord leases to Tenant and Tenant leases from Landlord approximately 2,950 additional RSF (the “First Expansion Space”) known as Suite 930 and located on the ninth (9th) floor of the Building as shown on the attached Exhibit “A”, which is incorporated into this Amendment for all purposes. The term “Premises” as used in the Lease means and includes approximately 9,291 RSF, being the sum of the RSF of the Original Premises (6,341 RSF) and the First Expansion Space. The lease of the First Expansion Space is subject to all of the terms and conditions of the Lease currently in effect, except as modified in this Amendment. Tenant acknowledges that it has no further expansion or preferential rights or options under the Lease.
2. First Extension Period. The Term of the Lease as it pertains to the First Expansion Space only is extended for a period of five (5) years (the “First Extension Period”) commencing on the First Expansion Space Commencement Date (defined below), and expiring on December 31, 2015, for a total term of approximately ninety-one (91) months. The expiration of the Term of the Lease at is pertains to the Original Premises shall remain December 31, 2010 and after such expiration, all rights under the Lease pertaining to the Original Premises including, but not limited to, those Parking Permits set forth in Section 3.4(a) of the Lease, shall terminate. Tenant acknowledges that it has no further extension or renewal rights or options under the Lease.
3. Base Rental. Exhibit G to the Lease is deleted and replaced by the rent schedule attached hereto as Exhibit “B”.
4. Additional Rent.
     (a) Commencing on the First Expansion Space Commencement Date and continuing through the expiration of the original Term (i.e., December 31, 2010), Tenant’s Additional Rental payable under Section 2.3 of the Lease shall be increased to take the First Expansion Space into account and the Expense Stop, with respect to the First Expansion Space only, refers to Landlord absorbing and being responsible for paying Operating Expenses (as defined in the

Lease) during any calendar year to the extent such Operating Expenses are less than Nine and 42/100 Dollars ($9.42) per square foot of space in the Building leased to rent paying tenants as such term is used in Section 2.3(c) of the Lease.
     (b) Commencing on January 1, 2011 and continuing through the expiration of the First Extension Period, Tenant’s Additional Rental payable under Section 2.3 of the Lease shall be decreased so as to omit the Original Premises.
5. Condition of the First Expansion Space.
     (a) Tenant accepts the First Expansion Space in its “as-is” condition. Tenant acknowledges that Landlord has not undertaken to perform any modification, alteration or improvement to the First Expansion Space. By taking possession of the First Expansion Space, Tenant waives (i) any claims due to defects in the First Expansion Space; and (ii) all express and implied warranties of suitability, habitability and fitness for any particular purpose. Tenant waives the right to terminate the Lease due to the condition of the First Expansion Space.
     (b) The term “First Expansion Space Commencement Date” means the earlier of (i) June 1, 2008, and (ii) the date Tenant occupies the First Expansion Space. Landlord shall not be liable or responsible for any claims, damages or liabilities incurred (or alleged) by Tenant due to any delay in delivery of the First Expansion Space, nor shall such failure invalidate the Lease or extend the First Extension Period. Upon determination, Landlord and Tenant, at the request of either, shall execute an amendment to the Lease confirming the First Expansion Space Commencement Date, together with corresponding adjustments to the schedule of Base Rental.
6. Parking. In connection with the First Expansion Space, Landlord hereby agrees to make available, or to cause the Garage Operator to make available, to Tenant (so long as Tenant shall continue to lease the First Expansion Space) up to twelve (12) permits (“First Expansion Space Permits”) to park in the Kensington Parking Facility upon the terms and conditions set forth in Section 3.4 of the Lease. Tenant shall pay as rental for the First Expansion Space Permits at the rate charged from time to time by Landlord (or the Garage Operator), in its sole and absolute discretion, plus any applicable taxes thereon. The current charge to Tenant for each First Expansion Space Permit is $40.00 per month, plus any applicable taxes thereon.
7. Improvement Allowance. Tenant shall receive an improvement allowance in connection with the First Expansion Space of $[***] per RSF in the First Expansion Space (the “First Expansion Space Improvement Allowance”) to be paid by Landlord within thirty (30) days of the First Expansion Space Commencement Date provided that Tenant is not then in default under the Lease. The First Expansion Space Improvement Allowance may be used for any costs relating to the First Expansion Space. However, Tenant shall not install any improvements which are not compatible with Landlord’s plans and specifications for the Building or which have not received prior written approval by Landlord or Landlord’s architect. Tenant agrees to comply with the terms of Section 5.1 of the Lease with respect to any Tenant work that is performed in the First Expansion Space.

8. Consent. This Amendment is subject to, and conditioned upon, any required consent or approval being unconditionally granted by Landlord’s mortgagee(s). If any such consent shall be denied, or granted subject to an unacceptable condition, this Amendment shall be null and void and the Lease shall remain unchanged and in full force and effect.
9. No Broker. Tenant represents and warrants that it has not been represented by any broker or agent in connection with the execution of this Amendment. Tenant shall indemnify and hold harmless Landlord and its designated property management, construction and marketing firms, and their respective partners, members, affiliates and subsidiaries, and all of their respective officers, directors, shareholders, employees, servants, partners, members, representatives, insurers and agents from and against all claims (including costs of defense and investigation) of any broker or agent or similar party claiming by, through or under Tenant in connection with this Amendment.
10. Time of the Essence. Time is of the essence with respect to Tenant’s execution and delivery to Landlord of this Amendment. If Tenant fails to execute and deliver a signed copy of this Amendment to Landlord by 5:00 p.m. (in the city in which the Premises is located) on May 1, 2008, this Amendment shall be deemed null and void and shall have no force or effect, unless otherwise agreed in writing by Landlord. Landlord’s acceptance, execution and return of this Amendment shall constitute Landlord’s agreement to waive Tenant’s failure to meet such deadline.
11. Miscellaneous. This Amendment shall become effective only upon full execution and delivery of this Amendment by Landlord and Tenant. This Amendment contains the parties’ entire agreement regarding the subject matter covered by this Amendment, and supersedes all prior correspondence, negotiations, and agreements, if any, whether oral or written, between the parties concerning such subject matter. There are no contemporaneous oral agreements, and there are no representations or warranties between the parties not contained in this Amendment. Except as modified by this Amendment, the terms and provisions of the Lease shall remain in full force and effect, and the Lease, as modified by this Amendment, shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.
[Signatures to follow]

     LANDLORD AND TENANT enter into this Amendment as of the Effective Date (below).

LANDLORD:	2525 WEST END, LLC, a Delaware limited liability company

By:	Cash Flow Asset Management, L.P.,
a Texas limited partnership, its sole manager

By:	CFAM GP, L.L.C.,
a Texas limited liability company, its sole general partner

By:	/s/ John W. Emerson
	Name:	John W. Emerson
	Title:	Vice President Effective Date: April 25, 2008

TENANT:	CUMBERLAND PHARMACEUTICALS INC., a Tennessee corporation

By:	/s/ A.J. Kazimi
	Name:	A.J. Kazimi
	Title:	CEO

EXHIBIT “A”
FIRST EXPANSION SPACE
[to be attached]

Ex. A-i

EXHIBIT “B”
BASE RENTAL

				FIRST
		ORIGINAL		EXPANSION
		PREMISES		SPACE
							FIRST
						ORIGINAL	EXPANSION
		ANNUAL		ANNUAL		PREMISES	SPACE
		BASE		BASE
		RENTAL		RENTAL				MONTHLY
								BASE
PERIOD		RATE		RATE		RSF	RSF	RENTAL
1/1/2008	5/30/2008	$	[***]			6,341		$	[***]
6/1/2008	7/31/2008	$	[***]	$	[***]	6,341	2,950	$	[***]
8/1/2008	12/31/2008	$	[***]	$	[***]	6,341	2,950	$	[***]
1/1/2009	5/30/2009	$	[***]	$	[***]	6,341	2,950	$	[***]
6/1/2009	12/31/2009	$	[***]	$	[***]	6,341	2,950	$	[***]
1/1/2010	5/31/2010	$	[***]	$	[***]	6,341	2,950	$	[***]
6/1/2010	12/31/2010	$	[***]	$	[***]	6,341	2,950	$	[***]
1/1/2011	5/31/2011			$	[***]		2,950	$	[***]
6/1/2011	5/31/2012			$	[***]		2,950	$	[***]
6/1/2012	5/31/2013			$	[***]		2,950	$	[***]
6/1/2013	5/31/2014			$	[***]		2,950	$	[***]
6/1/2014	5/31/2015			$	[***]		2,950	$	[***]
6/1/2015	12/31/2015			$	[***]		2,950	$	[***]

Ex. B-i